TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
TRANSACTIONS WITH RELATED PARTIES
NOTE 13:-	TRANSACTIONS WITH RELATED PARTIES

Company's controlling shareholder, is Mifalei Sdot-Yam Agricultural Cooperative Society Ltd. (“Mifalei Sdot-Yam”), which is controlled by Sdot-Yam Business Holding and Management – Agricultural Cooperative Society Ltd., which is in turn controlled by Kibbutz Sdot-Yam (for convenience purposes, collectively referred as the “Kibbutz"). The Kibbutz has an ownership interest in the Company of approximately 30.2%, as of December 31, 2025.

On September 5, 2016, the Kibbutz and Tene Investment in Projects 2016 Limited Partnership (“Tene”) entered into the shareholders’ agreement (“Shareholders’ Agreement”), memorialized in a term sheet, pursuant to which both the Kibbutz and Tene are deemed the Company’s controlling shareholders under the Israeli Companies Law. The Shareholders’ Agreement further amended on February 20, 2018 and September 18, 2023, In which the amendment executed on September 18, 2023 (the “September Amendment”) replaced the Shareholders Agreement in its entirety. Pursuant to the September Amendment, the parties agreed, among other things, to vote at general meetings of the Company's shareholders in the same manner, following discussions intended to reach an agreement on any matters proposed to be voted upon. However, if no agreement is reached, the Kibbutz will determine the manner in which both parties will vote, except with respect to certain carved-out matters, to which Tene, for so long as it holds more than 3% of the issued and outstanding share capital of the Company, will determine the manner in which both parties will vote.

In addition, each of the Kibbutz and Tene shall be entitled to vote separately in any manner with respect to the appointment, replacement or terms of compensation of the Company’s Chief Executive Officer. Among others, according to the September Amendment Tene granted the Kibbutz a right of first refusal and the Kibbutz granted Tene certain tag-along rights with respect to their disposition of ordinary shares. If Tene sells more than 3% of the issued and outstanding share capital of the Company without providing the Kibbutz its right of first offer then certain rights contemplated under the September Amendment will terminate, including Tene’s tag-along right.

As of December 31, 2025 the Kibbutz and Tene beneficially hold 14,029,494 ordinary shares which is ownership interest of 40.6% in the Company.

The Company is party to a series of agreements with the Kibbutz that govern different aspects of the Company's relationship and are described below.

a.	Manpower agreement with the Kibbutz:

On July 2011, the Company entered into a manpower agreement with The Kibbutz which was amended in the subsequent years. Such was automatically renewed during 2023 for additional one year term, and will be automatically renewed again, unless one of the parties gives six months’ prior notice, for additional one-year periods.

On July 30, 2015, and on October 14, 2018, following the approval of Company's audit committee, compensation committee and board of directors, Company's shareholders approved an addendum to the Manpower Agreement by and between the Kibbutz and the Company, with respect to the engagement of office holders affiliated with the Kibbutz, for an additional three-year term as of the date of the shareholders’ approval.

During 2021 was determined, following the approval of Company’s audit committee and the board of directors, that the manpower agreement is valid through 2030.

Under the manpower agreement and its addendum, the Kibbutz will provide the Company with labor services staffed by Kibbutz members, candidates for Kibbutz membership and Kibbutz residents (“Kibbutz Appointees”). The consideration to be paid for each Kibbutz Appointee will be based on the Company's total cost of employment for a non-Kibbutz Appointee employee performing a similar role. The number of Kibbutz Appointees may change in accordance with the Company's needs. Under the manpower agreement, the Company will notify the Kibbutz of any roles that require staffing, and if the Kibbutz offers candidates with skills similar to other candidates, the Company will give preference to hiring of the relevant Kibbutz members. the Kibbutz is entitled under this agreement, at its sole discretion, to discontinue the engagement of any Kibbutz Appointee of manpower services through his or her employment by the Kibbutz and require such appointee to become employed directly by the Company.

The manpower agreement and addendum also includes the Kibbutz’s obligation to customary liability, insurance, indemnification and confidentiality and intellectual property provisions. Office holders who are Kibbutz Appointees shall have all benefits applicable to Company's other office holders, including without limitation, directors’ and officers’ liability insurance, and Company's indemnification and exemption undertaking.

Manpower service fees paid were $1,290, $1,347 and $1,553 for the years ended December 31, 2025, 2024 and 2023, respectively.

b.	Services from the Kibbutz:

On July 30, 2015, following the approval of the audit committee and the board, Company’s shareholders approved an amended services agreement pursuant to which, the Kibbutz will continue to provide various services it provides in the ordinary course of Company's business, for a period of three years commencing as of the date of approval by the shareholders.

On October 14, 2021, following the approval of the audit committee and the board, Company’s shareholders approved a further amended services agreement (“Amended Services Agreement”) for an additional period of three years. With the closure of the Sdot-Yam facility and the Kibbutz’s privatization process, most services under the agreement are no longer provided by the Kibbutz or needed, except for certain statutory and pass-through payments. In August 2024, the Company and the Kibbutz amended the services agreement for a three-year term to reflect these changes.

The amount that the Company pays to the Kibbutz under the Amended Services Agreement depends on the scope of services the Company will receive and is based on rates specified in such agreement which were determined based on market terms, taking into account the added value of consuming services from the Kibbutz, considering its physical proximity to Company’s principle offices in Sdot-Yam and its expertise.

The amounts the Company pays for the services are subject to certain adjustments for increases in the Israeli consumer price index. In addition, the Amended Services Agreement grants The Kibbutz right of first proposal in special projects with respect to the metal workshop services. The amended services agreement also outlines the distribution mechanism between the Company and the Kibbutz for certain expenses and payments due to local authorities, such as certain taxes and fees in connection with the Company’s business facilities. Each party may terminate such agreement upon a material breach, following a 30-day prior notice, or upon liquidation of the other party, following a 45-days’ prior notice.

The Company's net service fees paid to the Kibbutz pursuant to the Original and Amended Services Agreements were $646, $708 and $810 for the years ended December 31, 2025, 2024 and 2023, respectively.

c.	Land Use Agreement with the Kibbutz:

Land leased to the Kibbutz by the ILA and the Caesarea Development Corporation

The Company signed a land use agreement with the Kibbutz, which has a term of 20 years commencing on April 1, 2012. As per the agreement, the annual fee may be adjusted after January 1, 2021 and every three years thereafter, at the election of  the Kibbutz by obtaining an updated appraisal. During 2021, the Kibbutz elected this option and the parties mutually agreed upon a land appraiser, and based on its study the fees were adjusted for 2021 onwards for annual amount of approximately NIS 18,600,000 (approximately $5,980), linked to the Israeli consumer price index.

The Company's principal offices and research and development facilities are located on the grounds of the Kibbutz and include buildings spaces of approximately 30,744 square meters and unbuilt areas of approximately 60,870 square meters.

Under the land use agreement, the Company may not terminate the operation of either of its two production lines at its plant in the Kibbutz as long as the Company continues to operate production lines elsewhere in Israel, and its headquarters must remain at The Kibbutz. Notwithstanding with the above mentioned, during 2023 the Company announced on closing the Sdot Yam plant with the permission of the Kibbutz. The Company is still liable pursuant to the land use agreement as is. During 2024 and 2025 the Company subleased majority of the available area to third parties. Sublease income is recorded as a deduction from the rent fees (see also note 9).

In addition, the Company has committed to fund the cost of construction, up to a maximum of NIS 3.3 million (approximately $1,030) plus VAT, required to change the access road leading to The Kibbutz and its facilities, such that the entrance of the Company's facilities will be separated from the entrance into The Kibbutz. From the said amount, the Kibbutz has already set-off an amount of NIS 300,000 (approximately $94) for expenses incurred by it.

d.	Financing liability of land:

Pursuant to the Land Use Agreement, the Company has entered into an agreement with The Kibbutz dated August 6, 2013, under which the Kibbutz acquired additional land of approximately 12,800 square meters on the grounds near the Company's Bar-Lev facility, which the Company required in connection with the construction of the fifth production line at the Company's Bar-Lev manufacturing facility, leased it to the Company for a monthly fee of approximately NIS 70,000 (approximately $22).

Under the agreement, the Kibbutz committed to (i) acquire the long-term leasing rights of the Additional Bar-Lev Land from the ILA, (ii) perform preparation work and construction, in conjunction with the administrative body of Bar-Lev industrial park and other contractors according to Company’s plans, (iii) build a warehouse according Company’s plans, and (iv) obtain all permits and approvals required for performing the preparation work of the Additional Bar-Lev Land and for the building of the warehouse. The warehouse in Bar-Lev will be situated both on the current and new land. The finance of the building of the warehouse will be made through a loan that will be granted by the Company to the Kibbutz, in the amount of the total cost related to the building of the warehouse and such loan, including principle and interest, shall be repaid by setoff of the lease due to Kibbutz Sdot Yam by the Company for its use of the warehouse. The principle amount of such loan will bear an interest at a rate of 1.4% a year. On November 30, 2015 the land preparation work had been completed and the holding of the Additional Bar-Lev Land was delivered to the Company. As of December 31, 2025, the construction of the warehouse has not started yet, and is not expected to start in the future due to the closure of the Bar-Lev manufacturing facility.

d.	Financing liability of land (cont.):

Pursuant to the land use agreement, the Kibbutz permits the Company to use the Bar-Lev Grounds for a period of 10 years commencing on September 2012 that will be automatically renewed, unless the Company gives two years prior notice, for a ten-year term in consideration for an annual fee of NIS 4.1 million (approximately $1,200) to be linked to increases in the Israeli consumer price index.

As per the agreement, the fee is subject to adjustment following January 1, 2022 and every three years thereafter at the option of The Kibbutz if The Kibbutz chooses to obtain an appraisal that supports such an increase. The appraiser would be mutually agreed upon or, in the absence of agreement, will be chosen by the Kibbutz from a list of assessors recommended at that time by Bank Leumi. During 2022, the Kibbutz elected this option and the parties mutually agreed upon a land appraiser, and based on its study the fees were adjusted for 2022 onwards for total annual amount of approximately NIS 8,100,000 (approximately $2,600), linked to the Israeli consumer price index.

The Company's payments pursuant to the land use agreements related to Sdot-Yam and Bar-Lev mentioned above totaled to $8,091, $8,129 and $7,857 for the years ended December 31, 2025, 2024 and 2023, respectively.

e.	Details on transactions and balances with related parties and other loan:

1.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2025	2024	2023

Cost of revenues	$7,767	$7,893	$8,232

Research and development	$555	$520	$486

Selling and marketing	$717	$927	$621

General and administrative	$1,032	$811	$848

2.	Balances with related party and other loan:

	December 31,
	2025	2024

Related party balances (1)	$247	$206

Other loans (2)	$-	$444

1.	Related to the above mentioned agreements with related party.

2.
Related to a shareholders loan from Lioli non-controlling interest. As of December 31, 2025 presented as part of Short-term bank credit and current maturities of long- term bank loan and other line item.